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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K
                  Current Report Pursuant to Section 13 or 15(d) of
                              The Securities Act of 1934



                           Date of Report: October 1, 1997


                                COLORADO MEDTECH, INC.
                                ----------------------
                (Exact name of registrant as specified in its charter)


         Colorado                      0-12471                 84-0731006
----------------------------           -------               ---------------
(State or other jurisdiction       (Commission File          I.R.S. Employer
     of incorporation)                 Number)              Identification No.)

                                  6175 Longbow Drive
                               Boulder, Colorado 80301
                               -----------------------
            (Address, including zip code, of principal executive offices)

                                    (303) 530-2660
                                    --------------
                           (Registrant's telephone number,
                                 including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On October 1, 1997, Colorado MEDtech, Inc. (the "Registrant") completed the acquisition of substantially all of the assets of Erbtec Engineering, Inc., a Colorado corporation ("Erbtec") pursuant to an Asset Purchase Agreement dated October 1, 1997 (the "Agreement"). Pursuant to the Agreement, Erbtec sold substantially all of its assets to the Registrant for cash consideration in the amount of $3,850,000, additional cash consideration in the amount of $1,500,000 to be held in escrow, and 88,708 shares of common stock of the Registrant. The cash paid by the Registrant in the acquisition came from cash on hand, and the number of shares of common stock issued by the Registrant was determined based upon the average closing price, as reported by the Nasdaq system, of the Registrant's common stock over the thirty (30) days prior to July 28, 1997.

Erbtec specializes in the custom design, development and manufacture of high power radio frequency (RF) amplifiers and systems for Magnetic Resonance Imaging
(MRI) equipment. The Registrant intends to continue the business of Erbtec after the acquisition.

The description contained herein of the Agreement is qualified in its entirety by reference to the Agreement which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by Item 7(a).
In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than sixty days after the filing of this report.

(b) PRO FORMA FINANCIAL INFORMATION.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by Item 7(b).
In accordance with Item 7(b) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than sixty days after the filing of this report.

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(c) EXHIBITS.

    No.                      Description
    ---                      -----------
    2.1                      Asset Purchase Agreement by and among Colorado
                             MEDtech, Inc., Erbtec Engineering, Inc. and Lee
                             Erb, dated October 1, 1997.  As permitted by Item
                             601(b)(2), Exhibits and Schedules listed in the Asset Purchase Agreement have been omitted, but will be provided to the Commission upon request.


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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    DATED, this 10th day of October, 1997.


                                   COLORADO MEDTECH, INC.


                                   By: /s/ John V. Atanasoff II
                                       ------------------------------
                                       John V. Atanasoff II, President and
                                       Chief Executive Officer



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